UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2004

GULFTERRA ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-11680 (Commission File Number)	76-0396023 (I.R.S. Employer Identification No.)

4 Greenway Plaza, Houston, Texas (Address of Principal Executive Offices)	77046 (Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 880-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES

Item 3.03. Material Modifications to Rights of Security Holders.

     On August 4, 2004, Enterprise Products Operating L.P. (“Operating”) commenced four cash tender offers (the “Tender Offers”) to purchase any and all of the outstanding senior subordinated and senior notes (collectively, the “Notes”) of GulfTerra Energy Partners, L.P. (“GulfTerra”) and GulfTerra Energy Finance Corporation (“Finance Corporation”) totaling approximately $921.5 million. Settlement of the Tender Offers was conditioned upon satisfaction of certain conditions, including the closing of GulfTerra’s merger with and into a wholly-owned subsidiary of Enterprise Products Partners L.P. (“Enterprise”) and certain other related transactions. The Merger and related transactions closed on September 30, 2004, and GulfTerra became a wholly-owned subsidiary of Enterprise.

     In connection with the commencement of the Tender Offers, Operating solicited consents to proposed amendments that would eliminate certain restrictive covenants and default provisions contained in the indentures governing the Notes (the “Base Indentures”). On August 14, 2004, Operating received the consents necessary to eliminate the restrictive covenants in the Base Indentures, and GulfTerra and Finance Corporation entered into supplemental indentures to the Base Indentures governing each series of Notes (the “Supplemental Indentures”) as of August 17, 2004. The Supplemental Indentures entered into on August 17, 2004 did not become operative until the settlement of the Tender Offers.

     On October 4, 2004, the Tender Offers expired. On October 5, 2004, Operating settled the Tender Offers for the Notes, and the Supplemental Indentures became operative. In connection with such settlement, Operating purchased a total of $915.1 million of the $921.5 million outstanding Notes.

     The Supplemental Indentures are filed on GulfTerra’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 19, 2004 and are incorporated herein by reference.

     The Supplemental Indentures eliminate the following items from the Base Indentures. For purposes of the description below, we refer to the Base Indenture governing GulfTerra’s senior notes as (the “Senior Indenture”), and we refer to the Base Indentures governing GulfTerra’s senior subordinated notes as (the “Senior Subordinated Indentures”). The capitalized terms used in the description below are defined in the applicable Base Indenture.

•	Section 3.09, which requires the Issuers to offer to repurchase Notes with the net proceeds of certain asset sales.

•	Section 4.03(b), which requires that year-end financial statements furnished by the Issuers and the Subsidiary Guarantors to the Trustee be accompanied by a statement of the Issuers’ independent public accountants as to their knowledge of any violations of the restrictive covenants of the Indenture.

•	Section 4.03(c), which requires each of the Issuers to notify the Trustee of any Default or Event of Default of which it becomes aware and what action the Issuers propose to take.

•	Section 4.04, which requires the Issuers to pay timely all material taxes, assessments and governmental levies.

•	Section 4.05, which waives (to the extent permitted by law) the benefit of any stay, extension or usury law.

•	Section 4.06, which permits any Holder to require the Issuers to repurchase any of its Notes upon the occurrence of a Change of Control in accordance with the procedures set forth in such

Section; provided, however, that the Holders of the Senior Notes have no such right to put their Senior Notes if, in the case of a Change of Control that does not result in a ratings downgrade of the Senior Notes by either Moody’s or S&P within the following 30 days, the Holders of no more than $250 million in aggregate principal amount of the Senior Subordinated Notes exercise their put options in response to the same Change of Control.

•	Section 4.07, which limits the ability of GulfTerra and its Restricted Subsidiaries to consummate Asset Sales and requires the Issuers to make a tender offer for the Notes with certain Net Proceeds received from Asset Sales in accordance with the procedures set forth in Section 3.09.

•	Section 4.08, which limits the ability of GulfTerra and its Restricted Subsidiaries to pay dividends, to repurchase their Equity Interests, to prepay any Indebtedness that is subordinated to the Notes or the Guarantees (and, in the case of the Subordinated Indentures, any Indebtedness that ranks equally with such Notes or the related Guarantees), and make other Restricted Payments.

•	Section 4.09, which limits the ability of GulfTerra and its Restricted Subsidiaries, subject to certain exceptions, to incur Indebtedness or to issue Disqualified Equity, unless the Fixed Charge Coverage Ratio for GulfTerra’s most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which the additional Indebtedness is incurred, or the Disqualified Equity is issued, would have been at least 2.25 to 1.0, determined on a pro forma basis.

•	Section 4.10 of the Subordinated Indentures only, which is commonly called an “anti-layering” covenant and prohibits (i) the Issuers from becoming liable for any Indebtedness that is junior in right of payment to any Senior Debt of either of the Issuers and senior in right of payment to the Subordinated Notes and (ii) any Subsidiary Guarantor from becoming liable for any Indebtedness that is junior in right of payment to any of its Senior Debt and senior in right of payment to its Guarantee.

•	Section 4.11 of the Subordinated Indentures and Section 4.10 of the Senior Indenture, which limit the ability of GulfTerra and its Restricted Subsidiaries to place Liens on their assets to secure their Indebtedness or Attributable Debt (or, in the case of the Subordinated Indentures, trade payables) without securing the Notes or the Guarantees equally and ratably with the other secured obligations (or, in the case of the Senior Indenture, prior to such other secured obligations if those obligations are subordinated to the Senior Notes or the related Guarantees) for so long as any such obligations are so secured.

•	Section 4.12 of the Subordinated Indentures and Section 4.11 of the Senior Indenture, which prohibit GulfTerra from allowing its Restricted Subsidiaries, subject to certain exceptions, to have restrictions on their ability to pay dividends or to make other distributions to GulfTerra or its other Restricted Subsidiaries, to make loans to, or to make other investments in, GulfTerra or its other Restricted Subsidiaries, or to transfer any of their assets to GulfTerra or any of its other Restricted Subsidiaries.

•	Section 4.13 of the Subordinated Indentures and Section 4.12 of the Senior Indenture, which restrict GulfTerra and its Restricted Subsidiaries, subject to certain exceptions, in their dealings with any Affiliate, unless certain standards are met and certain procedures are followed.

•	Section 4.14 of the Subordinated Indentures and Section 4.13 of the Senior Indenture, which require any of GulfTerra’s Restricted Subsidiaries (that is not already a Subsidiary Guarantor) to guarantee the Notes if it guarantees any other Indebtedness of either of the Issuers.

•	Section 4.15 of the Subordinated Indentures and Section 4.14 of the Senior Indenture, which permit the General Partner or its Board of Directors to designate any Restricted Subsidiary of GulfTerra to be an Unrestricted Subsidiary, or to redesignate any Unrestricted Subsidiary to be a Restricted Subsidiary, in each case subject to the terms and conditions of such Section.

•	Section 4.16 of the Subordinated Indentures and Section 4.15 of the Senior Indenture, which prohibit GulfTerra and its Restricted Subsidiaries from engaging in any business other than Permitted Businesses.

•	Section 4.17 of the Subordinated Indentures and Section 4.16 of the Senior Indenture, which prohibit GulfTerra and its Restricted Subsidiaries from entering into certain sale and leaseback transactions.

•	Section 4.18 of the Subordinated Indentures and Section 4.17 of the Senior Indenture, which prohibit GulfTerra and its Subsidiaries from paying any consideration to any Holder for any consent, waiver or amendment of any provisions of the Indenture or the Notes unless the same consideration is offered to all Holders.

•	Section 4.19 of the Subordinated Indentures and Section 4.18 of the Senior Indenture, which require GulfTerra to furnish the Trustee for delivery to requesting Holders reports on SEC Forms 10-K, 10-Q and 8-K, whether or not required by the SEC, and to provide to the Trustee, or make available to others, certain additional information specified in such Section.

•	Section 4.20 of the Subordinated Indentures and Section 4.19 of the Senior Indenture, which provide, in the case of the Subordinated Indentures, for the suspension of certain restrictive covenants specified in such Section during any period that the Notes have an Investment Grade Rating from both Moody’s and S&P and, in the case of the Senior Indenture, for the permanent elimination of such covenants once the Notes have maintained such ratings for a period of 90 consecutive days.

•	Section 5.01(a)(iii), which requires that immediately after a consolidation or merger of either of the Issuers with or into another Person or the sale or other disposition of all or substantially all of its assets to another Person, no Default or Event of Default exists.

•	Clauses (A) and (B) of Section 5.01(a)(iv), which require that an Issuer or the Person formed by or surviving any consolidation or merger with such Issuer (ii) have Consolidated Net Worth immediately after the transaction equal to or greater than the Consolidated Net Worth of such Issuer immediately preceding the transaction and (ii) be permitted to incur, on the date of the transaction and after giving pro forma effect to the transaction as if it had occurred at the beginning of the applicable four-quarter period, at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.09 of the Indenture.

•	Section 6.01(c), which provides that the failure by GulfTerra or any of its Restricted Subsidiaries to comply with the provisions of Sections 3.09, 4.06 and 4.07 constitutes an Event of Default.

•	Section 6.0l(d), which provides that the failure by GulfTerra or any of its Restricted Subsidiaries to comply with any of the agreements in the Indenture (other than those specified in the preceding clauses (a) and (b) of Section 6.01 dealing with payments due on the Notes and Section 6.0l(c) described in the preceding bullet point) for 60 days, and in some cases after notice as provided in such Section 6.0l(d), constitutes an Event of Default.

•	Section 6.01(e), which provides that the failure of GulfTerra or any of its Restricted Subsidiaries to make payments due with respect to any other Indebtedness for money borrowed within the applicable grace period, or the acceleration of such Indebtedness prior to its maturity, constitutes an Event of Default, provided that the principal amount of the Indebtedness, together with the principal amount of any other such Indebtedness that is subject to a payment default or that has been so accelerated, aggregates the minimum amount specified in Section 6.0l(e).

•	Section 6.01(f), which provides that the failure by GulfTerra or any of its Restricted Subsidiaries to pay final judgments aggregating in excess of the minimum amount specified in Section 6.0l(f) constitutes an Event of Default, if such judgments are not paid, discharged or stayed for a period of 60 days.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description
4.1	Indenture dated as of May 17, 2001 among GulfTerra Energy Partners, L.P., GulfTerra Energy Finance Corporation, the Subsidiary Guarantors named therein and the Chase Manhattan Bank, as Trustee (filed as Exhibit 4.1 to GulfTerra’s Registration Statement on Form S-4 filed June 25, 2001, Registration Nos. 333-63800 through 333-63800-20); First Supplemental Indenture dated as of April 18, 2002 (filed as Exhibit 4.E.1 to GulfTerra’s 2002 First Quarter Form 10-Q), Second Supplemental Indenture dated as of April 18, 2002 (filed as Exhibit 4.E.2 to GulfTerra’s 2002 First Quarter Form 10-Q); Third Supplemental Indenture dated as of October 10, 2002 (filed as Exhibit 4.E.3 to GulfTerra’s 2002 Third Quarter Form 10-Q); Fourth Supplemental Indenture dated as of November 27, 2002 (filed as Exhibit 4.E.1 to GulfTerra’s Current Report on Form 8-K dated March 19, 2003); Fifth Supplemental Indenture dated as of January 1, 2003 (filed as Exhibit 4.E.2 to GulfTerra’s Current Report on Form 8-K dated March 19, 2003); Sixth Supplemental Indenture dated as of June 20, 2003 (filed as Exhibit 4.E.1 to GulfTerra’s 2003 Second Quarter Form 10-Q).

4.1A	Seventh Supplemental Indenture dated as of August 17, 2004 (filed as Exhibit 4.E.1 to GulfTerra’s Current Report on Form 8-K filed on August 19, 2004).

4.2	Indenture dated as of November 27, 2002 by and among GulfTerra Energy Partners, L.P., GulfTerra Energy Finance Corporation, the Subsidiary Guarantors named therein and JPMorgan Chase Bank, as Trustee (filed as Exhibit 4.I to GulfTerra’s Current Report of Form 8-K dated December 11, 2002); First Supplemental Indenture dated as of January 1, 2003 (filed as Exhibit 4.I.1 to GulfTerra’s Current Report on Form 8-K dated March 19, 2003); Second Supplemental Indenture dated as of June 20, 2003 (filed as Exhibit 4.I.1 to GulfTerra’s 2003 Second Quarter Form 10-Q).

4.2A	Third Supplemental Indenture dated as of August 17, 2004 (filed as Exhibit 4.I.1 to GulfTerra’s Current Report on Form 8-K filed on August 19, 2004).

4.3	Indenture dated as of March 24, 2003 by and among GulfTerra Energy Partners, L.P., GulfTerra Energy Finance Corporation, the Subsidiary Guarantors named therein and JPMorgan Chase Bank, as Trustee dated as of March 24, 2003 (filed as Exhibit 4.K to GulfTerra’s Quarterly Report on Form 10-Q dated May 15, 2003); First Supplemental Indenture dated as of June 30, 2003 (filed as Exhibit 4.K.1 to GulfTerra’s 2003 Second Quarter Form 10-Q).

4.3A	Second Supplemental Indenture dated as of August 17, 2004 (filed as Exhibit 4.K.1 to GulfTerra’s Current Report on Form 8-K filed on August 19, 2004).

4.4	Indenture dated as of July 3, 2003, by and among GulfTerra Energy Partners, L.P., GulfTerra Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee (Filed as Exhibit 4.L to GulfTerra’s 2003 Second Quarter Form 10-Q).

4.4A	First Supplemental Indenture dated as of August 17, 2004 (filed as Exhibit 4.K.1 to GulfTerra’s Current Report on Form 8-K filed on August 19, 2004).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GULFTERRA ENERGY PARTNERS, L.P.

By: GulfTerra Energy Company, L.L.C.

Date: October 6, 2004	By:	/s/ Michael J. Knesek
Michael J. Knesek
Vice President, Controller and Principal Accounting Officer